UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 25, 2005

WFS Financial Inc

(Exact Name of Registrant as Specified in Charter)

California	33-93068	33-0291646

(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

23 Pasteur, Irvine, California 92618-3804

(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code: (949) 727-1002

Not Applicable

(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On January 25, 2004, WFS Financial Inc issued a press release announcing its results of operations for the year and quarter ended December 31, 2004. A copy of that press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by this reference.

Item 7.01 Regulation FD Disclosure

The following disclosure information is being furnished under Item 7.01 – Regulation FD Disclosure of Form 8-K pursuant to Rule 101(e)(1) of Regulation FD:

On January 26, 2005, WFS Financial Inc held a conference call in conjunction with its parent company Westcorp. In this conference call, guidance was provided as follows:

     “We’re well positioned for profitable growth, and

•	We expect to continue to grow in the 10% to 15% range.

•	In this part of the business cycle, we expect improvement in credit performance.

•	While on the flip side, we expect interest margin compression as interest rates rise.

•	We anticipate that our operating efficiency ratios will remain flat as we continue to invest in the business including opening new offices.”

This Regulation FD information is being furnished to the SEC and shall not be deemed “filed” for purposes of Section 18 of the Act.

Item 9.01 Financial Statements and Exhibits.

(a)	Not Applicable

(b)	Not Applicable

(c)	List of documents filed as part of this report: Exhibit 99.1 – WFS Financial Inc Press Release of January 25, 2005

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WFS FINANCIAL INC,
January 26, 2005	By:	/s/ LEE A. WHATCOTT
Lee A. Whatcott
Senior Executive Vice President, Chief Financial Officer and Chief Operations Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	WFS Financial Inc Press Release of January 25, 2005